Exhibit 10.4
FORM OF LOCK-UP AGREEMENT
This lock-up agreement (this “Lock-Up Agreement”) is dated as of [•], 2022 by and between Sema4 Holdings Corp., a Delaware corporation (the “Company”), and the undersigned investor (the “Investor”). Each of the Company and the Investor may be referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, the Investor is considering participating in a potential investment in the Class A Common Stock (as defined below) of the Company in connection with the acquisition of GeneDx, Inc. (“GeneDx”) from OPKO Health, Inc. (“OPKO”) by the Company (such acquisition, the “Transaction”, and such investment, the “PIPE Investment”) pursuant to a form of subscription agreement to be agreed between the Company and the Investor (the “Subscription Agreement”);
WHEREAS, the Investor, the Company, OPKO and GeneDx have entered into that certain Nondisclosure Agreement, dated as of the date hereof (the “NDA”), pursuant to which the Company, OPKO and/or GeneDx may disclose certain information, including certain confidential information, to the Investor about the Company or GeneDx, as applicable, in connection with the Investor’s consideration of the PIPE Investment.
WHEREAS, in connection with receiving such confidential information and participating in the PIPE Investment, among other things, the Investor may hold and will receive Lock-Up Shares (as defined below);
WHEREAS, as a condition to such information being furnished to the Investor and its Affiliates (as defined below), and considering the PIPE Investment, the Investor agrees to abstain from taking certain other actions, as described in this Lock-Up Agreement.
WHEREAS, the Parties desire to set forth their agreement with respect to such matters, in each case, in accordance with the terms and conditions of this Lock-Up Agreement with respect to such Lock-Up Shares that may be held or to be received by the Investor under the Subscription Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements contained in this Lock-Up Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:
ARTICLE I
Lock-Up
Section 1.1Lock-Up.
(a)The Investor shall not Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock-Up Shares Beneficially Owned or otherwise held by the Investor during the Lock-Up Period; provided, that such prohibition shall not apply to Transfers permitted pursuant to Section 1.2. The “Lock-Up Period” shall be the period commencing on the date hereof and until one hundred eighty (180) days following the date of this Lock-Up Agreement (such date, the “Expiration Date”). The term “Lock-Up Shares” means, collectively, (i) the Class A Common Stock of the Company issued to the Investor under the Subscription Agreement and (ii) any Equity Securities of the Company that would be included within Section 2.9 hereof.
(b)During the Lock-Up Period, any purported Transfer of Lock-Up Shares other than in accordance with this Lock-Up Agreement shall be null and void, and the Company shall refuse to recognize any such Transfer for any purpose.

(c)The Investor acknowledges and agrees that, notwithstanding anything to the contrary herein, shares of Class A Common Stock Beneficially Owned by the Investor shall remain subject to any restrictions on Transfer under applicable securities laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the Securites and Exchange Commission.
Section 1.2Permitted Transfers. Notwithstanding anything to the contrary contained in this Lock-Up Agreement, during the Lock-Up Period, the Investor may Transfer, without the consent of the Company, any of its Lock-Up Shares (i) to any of its Permitted Transferees; (ii) as a pro rata distribution to limited partners, members or stockholders of such Party or to a nominee or custodian of a person to whom a Transfer would be permissible under this clause (ii); or (iii) (a) pursuant to an order or decree of a Governmental Entity; (b) to the Company; or (c) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to the date hereof; provided, that in connection with any Transfer of such Lock-Up Shares pursuant to clauses (i) and (ii) above, the restrictions and obligations contained in Section 1.1 and this Section 1.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares. Any Transferee of Lock-Up Shares who is a Permitted Transferee of the Transferor or a Transferee pursuant to clause (ii) above pursuant to this Section 1.2 shall be required, at the time of and as a condition to such Transfer, to become a party to this Lock-Up Agreement by executing and delivering a joinder in the form attached to this Lock-Up Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Lock-Up Agreement.
Section 1.3Definitions. As used in this Lock-Up Agreement, the following terms shall have the following meanings:
“Affiliate” shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person; provided that no Party shall be deemed an Affiliate of the Company or any of its subsidiaries for purposes of this Lock-Up Agreement. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act; provided, that a Transfer with respect to any Equity Securities shall, for purposes of this Lock-Up Agreement, mean that the Transferor no longer Beneficially Owns such Equity Securities (except, for the avoidance of doubt, for any Transfer to Permitted Transferees or with respect to pledges or encumbrances which do not Transfer economic risk). “Beneficially Owns,” “Beneficially Owned,” and “Beneficial Ownership” shall have correlative meanings.
“Class A Common Stock” means, as applicable, (a) the Class A common stock, par value $0.0001 per share, of the Company, or (b) following any consolidation, merger, reclassification or other similar event involving the Company, any shares or other securities of the Company or any other Person that are issued or issuable in consideration for the Class A common stock of the Company or into which the Class A common stock of the Company is exchanged or converted as a result of such consolidation, merger, reclassification or other similar event.
“Equity Securities” means, with respect to any Person, all of the shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock awards, restricted stock units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.
“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Entity” shall mean any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.
“Legal Proceeding” shall mean any action, suit, hearing, claim, charge, audit, lawsuit, litigation, investigation (formal or informal), inquiry, arbitration or proceeding (in each case, whether civil, criminal or administrative or at law or in equity) by or before a Governmental Entity.
“Permitted Transferee” means with respect to (i) any Person and (ii) any Affiliate of such Person (including any partner, shareholder, member controlling or under common control with such member and Affiliated investment fund or vehicle) of such Person, but excluding any Affiliate under this clause (ii) who operates or engages in a business which competes with the business of the Company or its subsidiaries and any portfolio company.
“Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.
“Securities Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Transfer” means, when used as a noun, any voluntary or involuntary, direct or indirect, transfer, sale, pledge, hedge, encumbrance, or hypothecation or other disposition (whether by operation of law or otherwise), contract or legally binding agreement to undertake any of the foregoing, by the Transferor and, when used as a verb, the Transferor voluntarily or involuntarily, directly or indirectly, transfers, sells, pledges, hedges, encumbers or hypothecates or otherwise disposes of (whether by operation of law or otherwise), contracts or agrees (in a legally binding manner) to do any of the foregoing, including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

ARTICLE II
MISCELLANEOUS

Section 2.1Notices. All notices, requests, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person or by e-mail, (b) on the next Business Day when sent by overnight courier or (c) on the second (2nd) succeeding Business Day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):
if to the Company, to:
Sema4 Holdings Corp.
333 Ludlow Street, North Tower, 8th Floor,
Stamford, CT 06902
Attention: General Counsel
Email:    legal@sema4.com

with a copy (which shall not constitute notice) to:

Fenwick & West LLP
902 Broadway
New York, NY 10010
Attention: Ethan Skerry, Per Chilstrom, Michael Pilo
Email:     eskerry@fenwick.com; pchilstrom@fenwick.com; mpilo@fenwick.com if to the Investor, to the address set forth on the signature page of the Investor hereto.
All such notices, requests, demands, waivers and other communications shall be deemed received upon (i) actual receipt thereof by the addressee, or (ii) actual delivery thereof to the appropriate address.

Section 2.2Assignment; Successors and Assigns; No Third-Party Beneficiaries.
(a)Except as otherwise permitted hereunder, the Investor may not assign such the Investor’s rights or obligations under this Lock-Up Agreement, in whole or in part, without the prior written consent of the Company. Any such assignee may not again assign those rights, other than in accordance with this Section 2.2(a). Any attempted assignment of rights or obligations in violation of this Section 2.2(a) shall be null and void.
(b)All of the terms and provisions of this Lock-Up Agreement shall be binding upon the Parties and their respective successors, assigns, heirs and representatives, but shall inure to the benefit of and be enforceable by the successors, assigns, heirs and representatives of any Party only to the extent that they are permitted successors, assigns, heirs and representatives pursuant to the terms hereof.
(c)Nothing in this Lock-Up Agreement, express or implied, is intended to confer upon any party, other than the Parties and their respective permitted successors, assigns, heirs and representatives, any rights or remedies under this Lock-Up Agreement or otherwise create any third-party beneficiary hereto.
Section 2.3Termination. The Investor’s obligations under this Lock-Up Agreement shall terminate concurrently upon the termination of the Lock-Up Period.
Section 2.4Severability. If any provision of this Lock-Up Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions hereof, to the extent permitted by law, shall remain in full force and effect.
Section 2.5Entire Agreement; Amendments; No Waiver.
(a)This Lock-Up Agreement, together with the Subscription Agreement, constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether oral or written, relating to such subject matter in any way and there are no warranties, representations or other agreements among the Parties in connection with such subject matter except as set forth in this Lock-Up Agreement and therein.
(b)No provision of this Lock-Up Agreement may be amended or modified in whole or in part at any time without the express written consent of the Company; provided that any such amendment or modification that would be materially adverse in any respect to the Investor shall require the prior written consent of the Investor; provided, further, that a provision that has terminated with respect to a Party shall not require any consent of such Party with respect to amending or modifying such provision.
(c)No waiver of any provision or default under, nor consent to any exception to, the terms of this Lock-Up Agreement shall be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided.

Section 2.6Counterparts. This Lock-Up Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Lock-Up Agreement by facsimile, PDF signature, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method by any party and such signature will be deemed binding for all purposes hereof without delivery of an original signature being thereafter required. Minor variations in the form of the signature page, including footers from earlier versions of this Lock-Up Agreement or any such other document, will be disregarded in determining a Party’s intent or the effectiveness of such signature.
Section 2.7Governing Law; Consent to Jurisdiction, etc. This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including Actions related hereto), including matters of validity, construction, effect, performance and remedies. Each Party hereby agrees, and any Person asserting rights as a third-party beneficiary may do so only if he, she or it irrevocably agrees, that any Legal Proceeding shall be brought only to the exclusive jurisdiction of the courts of the State of New York or the federal courts located in the State of New York, and each Party hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Action and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court or that any such Action that is brought in any such court has been brought in an inconvenient forum. During the period a Legal Proceeding that is filed in accordance with this Section 2.7 is pending before a court, all Actions with respect to such Legal Proceeding or any other Legal Proceeding, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each Party hereby waives, and any Person asserting rights as a third-party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any Legal Proceeding, that (a) such Party is not personally subject to the jurisdiction of the above named courts for any reason, (b) such Action may not be brought or is not maintainable in such court, (c) such Party’s property is exempt or immune from execution, (d) such Action is brought in an inconvenient forum, or (e) the venue of such Action is improper. A final judgment in any Action described in this Section 2.7 following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable laws. EACH OF THE PARTIES HEREBY UNCONDITIONALLY WAIVES, AND ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL PROCEEDING RELATING TO THIS LOCK-UP AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL PROCEEDING IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL PROCEEDING A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS LOCK-UP AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHERMORE, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL PROCEEDING WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.
Section 2.8Specific Performance. Each Party hereby agrees and acknowledges that it will be impossible to measure in money the damages that would be suffered if the Parties fail to comply with any of the obligations imposed on them by this Lock-Up Agreement and that, in the event of any such failure, an aggrieved Party will be irreparably damaged and will not have an adequate remedy at law. Any such Party shall, therefore, be entitled (in addition to any other remedy to which such Party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Lock-Up Agreement, none of the Parties shall raise the defense that there is an adequate remedy at law.

Section 2.9Subsequent Acquisition of Shares. Any Equity Securities of the Company acquired subsequent to the date hereof and prior to the expiration of the Lock-Up Period by the Investor shall be subject to the terms and conditions of this Lock-Up Agreement and such shares shall be considered to be “Lock-Up Shares” as such term is used in this Lock-Up Agreement.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Company and the Investor have duly executed this Lock-Up Agreement as of the date first written above.

COMPANY:

Sema4 Holdings Corp.

By:     __________________________________
Name: _______________________________________
Title: _______________________________________

INVESTOR:

[INVESTOR NAME]

By:     __________________________________
Name: _______________________________________
Title: _______________________________________

                    Address:
[___________________]
[___________________]
[___________________]
Email: [___________________]
[Signature Page - Lock-Up Agreement]

Exhibit A
Form of Joinder

This Joinder (this “Joinder”) to the Lock-Up Agreement (as defined below), made as of                 , is between                  (“Transferor”) and                   (“Transferee”).

WHEREAS, as of the date hereof, Transferee is acquiring          Equity Securities (the “Acquired Interests”) from Transferor;

WHEREAS, Transferor is a party to that certain Lock-Up Agreement, dated as of [____], 2021, by and between Sema4 Holdings Corp. (“Company”) and the Transferor (the “Lock-Up Agreement”); and

WHEREAS, Transferee is required, at the time of and as a condition to such Transfer, to become a party to the Lock-Up Agreement by executing and delivering this Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Lock-Up Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.1    Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Lock-Up Agreement.
Section 1.2    Acquisition. The Transferor hereby Transfers to the Transferee all of the Acquired Interests.
Section 1.3    Joinder. Transferee hereby acknowledges and agrees that (a) such Transferee has received and read the Lock-Up Agreement, (b) such Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Lock-Up Agreement, and (c) such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Lock-Up Agreement.
Section 1.4    Notice. Any notice, request, demand, waiver or other communications under the Lock-Up Agreement to Transferee shall be given to Transferee at the address set forth on the signature page hereto in accordance with Section 2.1 of the Lock-Up Agreement.
Section 1.5    Governing Law. This Joinder shall be governed by and construed in accordance with the law of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including Actions related hereto), including matters of validity, construction, effect, performance and remedies.
Section 1.6    Counterparts. This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Lock-Up Agreement by by facsimile, PDF signature, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method by any party and such signature will be deemed binding for all purposes hereof without delivery of an original signature being thereafter required. Minor variations in the form of the signature page, including footers from earlier versions of this Lock-Up Agreement or any such other document, will be disregarded in determining a Party’s intent or the effectiveness of such signature.

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the parties as of the date first above written.
[TRANSFEROR]

By:
Name:
Title:

[TRANSFEREE]

By:
Name:
Title:

Address for notices:

[Signature Page to Joinder]